SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
filed pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2004

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Page 1 of 5 Pages
Exhibit Index on Page 5

Item 5. Other Events
Item 7. Financial Statements and Exhibits
INDEX TO EXHIBITS
Underwriting Agreement
Officers' Certificate and Company Order - Relating to 2007 Notes
Officers' Certificate and Company Order - Relating to 2009 Notes
Officers' Certificate and Company Order - Relating to 2014 Notes
Specimen of the 2007 Note
Specimen of the 2009 Note
Specimen of the 2014 Note

Item 5. Other Events.

     On August 11, 2004, UnitedHealth Group Incorporated (the “Company”) agreed to sell $550,000,000 aggregate principal amount of its 3 3/8% Notes due August 15, 2007 (the “2007 Notes”), $450,000,000 aggregate principal amount of its 4 1/8% Notes due August 15, 2009 (the “2009 Notes”) and $500,000,000 aggregate principal amount of its 5% Notes due August 15, 2014 (the “2014 Notes” and, together with the 2007 Notes and the 2009 Notes, the “Notes”), pursuant to an Underwriting Agreement and applicable Pricing Agreement, each dated August 11, 2004, among the Company and J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC as Representatives of the several Underwriters listed on Schedule 1 of the Pricing Agreement referenced above. The Notes will be issued pursuant to that certain Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by an Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee (the “Indenture”), a certain Officers’ Certificate and Company Order, dated August 11, 2004, relating to the 2007 Notes, a certain Officers’ Certificate and Company Order, dated August 11, 2004, relating to the 2009 Notes and a certain Officers’ Certificate and Company Order, dated August 11, 2004, relating to the 2014 Notes, each pursuant to Sections 201, 301 and 303 of the Indenture. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-113755.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement and applicable Pricing Agreement each dated August 11, 2004, among the Company and J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order, dated August 11, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2007 Notes (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated August 11, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2009 Notes (excluding exhibits thereto).

4.3	Officers’ Certificate and Company Order, dated August 11, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of

November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2014 Notes (excluding exhibits thereto).

4.4	Specimen of the 2007 Note.

4.5	Specimen of the 2009 Note.

4.6	Specimen of the 2014 Note.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2004

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ David J. Lubben
David J. Lubben
General Counsel and Secretary

INDEX TO EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement and applicable Pricing Agreement each dated August 11, 2004, among the Company and J.P. Morgan Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as Representatives of the several Underwriters.

4.1	Officers’ Certificate and Company Order, dated August 11, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2007 Notes (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated August 11, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2009 Notes (excluding exhibits thereto).

4.3	Officers’ Certificate and Company Order, dated August 11, 2004, pursuant to Sections 201, 301 and 303 of the Senior Debt Securities Indenture, dated as of November 15, 1998, as amended by the Amendment to Indenture, dated as of November 6, 2000, between the Company and The Bank of New York, as Trustee, relating to the 2014 Notes (excluding exhibits thereto).

4.4	Specimen of the 2007 Note.

4.5	Specimen of the 2009 Note.

4.6	Specimen of the 2014 Note.